Common and Preferred Share (Tables)	12 Months Ended
Dec. 31, 2015
Common and Preferred Shares [Abstract]
Schedule of Dividends Per Common Share [Table Text Block]
Of the total dividends calculated for tax purposes, the amounts characterized as ordinary income, return of capital and long-term capital gain for cash dividends paid per common share for the years ended December 31, 2015 and 2014 are as follows:

	2015	2014
Taxable ordinary income	$3.0674	$3.0364
Return of capital	0.5451	0.3619
Long-term capital gain	—	—
Unrecaptured Sec. 1250 Gain	—	—
Totals	$3.6125	$3.3983